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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ellen M. Ingersoll, Chief Financial Officer of Viad Corp, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-Q of Viad Corp for the fiscal quarter ended June 30, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viad Corp.

Dated: August 9, 2004

                                                 By /s/ Ellen M. Ingersoll
                                                 --------------------------
                                                 Ellen M. Ingersoll
                                                 Chief Financial Officer